Exhibit 10.24(b)

THIRD AMENDMENT TO

AMENDED AND RESTATED EMPLOYMENT AGREEMENT

This Third Amendment to Amended and Restated Employment Agreement (the “Third Amendment”) is made and entered into as of the 12th day of July, 2006, by and between Casey’s General Stores, Inc., an Iowa corporation (the “Company”) and John G. Harmon (“Harmon”).

WHEREAS, the Company and Harmon are parties to an Amended and Restated Employment Agreement dated as of October 24, 1997, as amended by a First Amendment to Amended and Restated Employment Agreement dated as of June 12, 2001 and a Second Amendment to Amended and Restated Employment Agreement dated as of July 8, 2004 (together, the “Agreement”), providing for Harmon’s employment as Corporate Secretary of the Company under the terms and conditions set forth therein; and

WHEREAS, the Agreement currently provides for Harmon to be employed thereunder until August 1, 2007; and

WHEREAS, the Company and Harmon now have agreed to extend the term of the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Third Amendment, the parties hereto agrees as follows:

1.         Amendment of Section 2 of Agreement. Section 2 of the Agreement is hereby amended to read as follows:

2.	Employment and Term. The Company agrees to employ Harmon, and Harmon agrees to serve the Company, as Senior Vice President and Secretary of the Company until March 1, 2014, unless his employment is otherwise terminated as provided herein.

2.         Ratification. Except as set forth herein, the terms and conditions of the Agreement are hereby ratified, confirmed and approved.

3. Effective Date of Third Amendment. The Third Amendment provided for herein shall be deemed effective as of the date hereof.

IN WITNESS WHEREOF, the respective parties have caused this Third Amendment to be executed as of the day and year first above written.

CASEY’S GENERAL STORES, INC.

By:	/s/ Robert J. Myers
Robert J. Myers, Chief Executive Officer

ATTEST:

By:	/s/ Eli J. Wirtz
Eli J. Wirtz, Assistant Secretary

/s/ John G. Harmon
John G. Harmon